Exhibit 10.3

                 AMENDMENT NUMBER ONE
                          TO
                       AGREEMENT

     This Amendment is made and entered into effective as of the 30th day of April, 1997 to that certain agreement dated as of February 26, 1997 (the "Agreement") by and among Freeport-McMoRan Copper & Gold Inc. ("FCX"); Bre-X Minerals Ltd., on behalf of itself and its subsidiaries, including without limitation, Dorchester Holdings B.V. and Bre-X Minerals Amsterdam B.V. (collectively, "Bre-X"); PT Askatindo Karya Mineral, on behalf of itself and all persons or entities claiming under or through any arrangement with it (collectively, "PTAKM"); and PT Amsya Lyna, on behalf of itself and all persons or entities claiming under or through any arrangement with it (collectively, "PTAL") (Bre-X, PTAKM, and PTAL being sometimes collectively referred to as the "Current Owners").

                       WITNESSETH

     WHEREAS, FCX and the Current Owners entered into the Agreement related to the Busang I Site, the Busang II Site and the Busang III Site (as defined in the Agreement); and

     WHEREAS, FCX and the Current Owners desire by this Amendment
Number One to amend the Agreement as provided hereinafter.

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, and subject to the terms and conditions hereof, it is agreed that:

1.	Amendment to Section 3.  The date "April 30, 1997"which
appears in line 2 of Section 3 is hereby deleted and the date
"June 30, 1997" is hereby substituted therefor.

2.	Other Terms and Conditions.  Except as expressly provided
herein, all other terms and conditions of the Agreement remain in full force and effect.

3.	Counterparts.  This Amendment Number One may be executed in
counterparts and all counterparts taken together will be deemed to constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One as of the date first set forth above.


                               FREEPORT-McMoRan COPPER & GOLD INC.

                               By: s/  Richard A. Adkerson
       	                           -----------------------
                               Name:	Richard C. Adkerson
                               Title:	Executive Vice President





                               BRE-X MINERALS LTD., on behalf of
                               itself and its subsidiaries
                               including, without limitation,
                               Dorchester Holdings B.V. and Bre-X
                               Minerals Amsterdam B.V.


                               By: s/  David G. Walsh
       	                           ------------------
                               Name: David G. Walsh
                               Title:	Chairman, President and
                                      Chief Executive Officer

                                            AND


                               By: s/  Rolando C. Francisco
       	                           ------------------------
                                   Name: Rolando C. Francisco
                                   Title: Executive Vice President
                                          and Chief Financial Officer


                               PT ASKATINDO KARYA MINERAL


                               By: s/   Abdulmadjid
                                   --------------------
                                   Name:  Abdulmadjid
                                   Title: Vice President


                               PT AMSYA LYNA


                               By: s/    Abdulmadjid
                            	     -----------------
		                   Name:   Abdulmadjid
                               Title:  Vice President